EXHIBIT 10-3

SECOND AMENDMENT TO SALE AGREEMENT

THIS SECOND AMENDMENT TO SALE AGREEMENT (“Amendment”) is made as of October 29, 2012, by CENTRAL PACIFIC BANK, a Hawaii corporation (“Seller”), and TNP ACQUISITIONS, LLC, a Delaware limited liability company (“Buyer”).

Recitals:

(a) Seller and Buyer entered into a Purchase and Sale Agreement dated as of June 14, 2012 (the “Sale Agreement”), as for the sale to Buyer of the Lahaina Gateway Center having a tax map designation of TMK (2) 4-5-11-8, located in Lahaina, Maui, Hawaii (the “Property”).

(b) Pursuant to that certain Amendment and Restatement of Sale Agreement dated October 9, 2012, the parties agreed to extend the Closing Date until October 31, 2012.

(c) For reasons of force majeure, the parties have agreed to extend the Closing Date until November 2, 2012.

Agreements:

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. Capitalized Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Sale Agreement.

2. Closing Date. The Closing Date shall be November 2, 2012.

3. Ratification and Confirmation. All of the terms, covenants and conditions of the Sale Agreement, as hereby modified, are ratified and confirmed and shall remain in full force and effect.

4. Execution of Amendment. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment, and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Amendment and or signature pages by facsimile transmission or scanned (PDF) email attachment shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or e-mail attachment shall be deemed to be their original signatures for all purposes whatsoever.

[Signatures are on the following page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CENTRAL PACIFIC BANK, a Hawaii corporation		TNP ACQUISITIONS, LLC, a Delaware limited liability company

By	/s/ Mark P. Harner	By	Thompson National Properties, LLC, a Delaware limited liability company Its Sole Member
Mark P. Harner
Its Vice President

	Seller		By:	/s/ Stephen Corea
			Name:	Stephen Corea
			Title:	SVP Acquisitions

Buyer

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